Exhibit 99.1

Corporate Presentation Aug 2023

Proprietary & Confidential Research Solutions, Inc. 2 Forward-Looking Statements Certain statements in this press release may contain "forward-looking statements" regarding future events and our future results. All statements other than statements of historical facts are statements that could be deemed to be forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the markets in which we operate and the beliefs and assumptions of our management. Words such as "expects," "anticipates," "targets," "goals," "projects", "intends," "plans," "believes," "seeks," "estimates," "endeavors," "strives," "may," or variations of such words, and similar expressions are intended to identify such forward-looking statements. Readers are cautioned that these forward-looking statements are subject to a number of risks, uncertainties and assumptions that are difficult to predict, estimate or verify. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Such risks and uncertainties include those factors described in the Company's most recent annual report on Form 10-K, as such may be amended or supplemented by subsequent quarterly reports on Form 10-Q, or other reports filed with the Securities and Exchange Commission. Examples of forward-looking statements in this release include statements regarding additional customers, potential acquisitions and the Company's prospects for growth, profitability, and cash flow. Readers are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements. For more information, please refer to the Company's filings with the Securities and Exchange Commission.

Proprietary & Confidential Research Solutions, Inc. 3 1. Introduction 2. What we do 3. Business Model & Opportunity 4. Knowledge Graphs 5. Opportunity 6. Solutions 7. Financials Agenda

Introduction

Proprietary & Confidential Research Solutions, Inc. 5 We Empower Research Intensive Organizations to Accelerate Innovation Innovation Strategy R&D Product Development Post Development • Market Intel • Competitor Intel • IP Analysis • Technology Trends • Scientific Research & Development • Regulatory • Business Development & Marketing • IP Management • Post Market • Surveillance

What we do

Proprietary & Confidential Research Solutions, Inc. 7 Solving Information Overload Rapid Exponential Growth in Scientific Journal Publications Data from https://openalex.org/ • Confidence Nothing Is Missed • Speed & Ease • Assistance in Serendipitous Discovery • Access To A Comprehensive Collection of Data & Content Sources • Support Across A Wide Variety of Use Cases Researchers need to be able to find all relevant information with a high level of accuracy. They should experience:

Proprietary & Confidential Research Solutions, Inc. 8 In other words... Scientific Research Legal Research Financial Research Articles from Scientific, Technical & Medical (STM) Journals, R&D Efficiency Tools Laws, Legal Cases & Opinions Annual Reports & Financial Market Data

Business Model & Opportunity

Proprietary & Confidential Research Solutions, Inc. 10 10 Growth Through Organic Growth of Current SaaS Products • Advanced Discovery Tools • Advanced reporting and knowledge graphs • Entitlement Management • Workflow Solutions For • Key Opinion Leader Identification • Clinical Trials • Competitive Landscape • Patent Management • Pharmacovigilance and Device Monitoring • Information Centers & Libraries • Document Delivery of STM1 Content 1 “Scientific, Technical and Medical” Research Papers – non-SaaS 2 Total addressable market Acquisitions that will • Expand offerings to expand TAM2 • Consolidate Competitors for margin expansion • Enter new geographic markets to drive growth In the • Corporate Markets • Academic Markets • Government Markets • Individuals/Students

Proprietary & Confidential Research Solutions, Inc. 11 SaaS Platforms • Fastest-growing and recurring • High retention rates (>105%) • TTM gross margin 88.0% Document Delivery • Sticky, scalable, repeat revenue • TTM gross margin 24.2% $23.7 $24.8 $26.2 $26.0 $27.2 $26.6 $26.1 $28.0 FY16 FY17 FY18 FY19 FY20 FY21 FY22 TTM 3/31/23 $0.4 $1.0 $1.8 $2.8 $3.9 $5.1 $6.8 $8.3 FY16 FY17 FY18 FY19 FY20 FY21 FY22 TTM 3/31/23 FY2016 Revenue $24.1M FY2017 Revenue $25.8M FY2018 Revenue $28.0M FY2019 Revenue $28.8M FY2020 Revenue $31.1M FY2021 Revenue $31.8M FY2022 Revenue $32.9M TTM Revenue $36.3M Acquisitions • FIZ : +$1.4M DocDel – January 1, 2023 • ResoluteAI : +$1.3M ARR – July 28, 2023 Fiscal Year Start: July 1st Financials – Through Q3 FY23 ended March 31, 2023

Proprietary & Confidential Research Solutions, Inc. 12 FY23 FY24 Gain Platform Revenues $ 6.8 $ 8.7 28% DocDel Revenue $ 26.1 $ 29.0 11% Total Revenues $ 32.9 $ 37.7 14% ARR $ 7.9 $ 9.4 19% Adjusted EBITDA $ (0.4) $ 2.0 636% Cash Flow $ (0.4) $ 3.4 915% FY24 Q4 and Full Year Pre-Release

Proprietary & Confidential Research Solutions, Inc. 13 Able to Serve All Research-Focused Industries Data from World Top 2500 R&D Investors 2022 Edition Number of Companies per Region

Proprietary & Confidential Research Solutions, Inc. 14 14 Competitive Intelligence Patent Management Clinical Research Medical Liaisons R&D Regulatory Post Market Surveillance Business Development Marketing R&D 26

Proprietary & Confidential Research Solutions, Inc. 15 15 RSSS TAM FY23 < $1B RSSS TAM FY24+ > $4B 27

Proprietary & Confidential Research Solutions, Inc. 16 Innovation Value Chain – Life Sciences Competitive Intelligence IP Management Market Intelligence Technology Landscape Literature Search & Discovery Target Identification/ Hypothesis Generation Data Science Translational Science Clinical Research Clinical Operations & Analysis Medical Affairs Regulatory Affairs Pharmacovigilance/ Device Monitoring Marketing Business Development Strategy R&D Clinical Development Post Market & Commercial Market Access Research Solutions Reprints Desk Proprietary & Confidential 19

Knowledge Graphs

Proprietary & Confidential Research Solutions, Inc. 18 Graph Databases 18 A graph database stores relationships in a format known as a triple, composed of a subject, predicate, and object. The subject and the object are called nodes, which store data entities, and the predicate is called an edge, which stores relationships between entities. NODE NODE EDGE Proprietary & Confidential 18

Proprietary & Confidential Research Solutions, Inc. 19 Taxonomies/Ontologies NLP, ML, & LLM Knowledge Graphs Specific Use Cases NLP, ML, & LLM NLP, ML, & LLM Using AI to Build Knowledge Discovery Systems

Knowledge Graphs Link Concepts to Greatly Enhance Search & Discovery Visualization of a network of connections can immediately provide context. At the center of the illustration is Michael Houghton, a Nobel Prize winner in Physiology or Medicine in 2020 for discovering the Hepatitis C virus. Here we see some of his network of co -authors of his research publications, alongside other topics about which he has researched and written. A quick glance relays the context of his research activities and his potential as a Key Opinion Leader .. Research Solutions Reprints Desk Proprietary & Confidential 20

Research Solutions Reprints Desk
Proprietary & Confidential
17

Knowledge Graphs Were Used to Rapidly Shortlist Therapies for COVID-19

In early 2020, researchers used a comprehensive Knowledge Graph that looked at 39 types of relationships connecting drugs, diseases, proteins/genes, pathways, and expressions from a large scientific corpus of 24 million PubMed publications to shortlist 41 existing drugs that could be tested to treat COVID-19.


increases expression
activates
causal mutations
role in pathogenesis
inhibits growth
blocking
alleviates, reduces
ATC
targets
inhibits
treatment/ therapy
biomarkers (diagnostic)
drug-drug interaction
binding, ligand
inhibits
COVID-19
Drug repurposing

https://pubs.acs.org/doi/10.1021/acs.jproteome.0c0031

Opportunity

Proprietary & Confidential Research Solutions, Inc. 23 Innovation Value Chain – Life Sciences Competitive Intelligence IP Management Market Intelligence Technology Landscape Literature Search & Discovery Target Identification/ Hypothesis Generation Data Science Translational Science Clinical Research Clinical Operations & Analysis Medical Affairs Regulatory Affairs Pharmacovigilance/ Device Monitoring Marketing Business Development Strategy R&D Clinical Development Post Market & Commercial Market Access Research Solutions Reprints Desk Proprietary & Confidential 19

Proprietary & Confidential Research Solutions, Inc. 24 Innovation Value Chain – Life Sciences – Article Galaxy (“AG”) 2021 Literature Access Strategy R&D Clinical Development Post Market & Commercial Research Solutions Reprints Desk Proprietary & Confidential 20

Proprietary & Confidential Research Solutions, Inc. 25 Innovation Value Chain – Life Sciences – AG 2023 + Curedatis + AGR Literature Search & Management Medical Affairs Regulatory Affairs Pharmacovigilance/ Device Monitoring Strategy R&D Clinical Development Post Market & Commercial Research Solutions Reprints Desk Proprietary & Confidential 21

Proprietary & Confidential Research Solutions, Inc. 26 Innovation Value Chain – Life Sciences – RSSS + ResoluteAI – 2023 Competitive Intelligence IP Management Market Intelligence Technology Landscape Literature Search & Discovery Translational Science Clinical Research Clinical Operations & Analysis Medical Affairs Regulatory Affairs Pharmacovigilance/ Device Monitoring Marketing Business Development Target Identification/ Hypothesis Generation Data Science Market Access Strategy R&D Clinical Development Post Market & Commercial Research Solutions Reprints Desk Proprietary & Confidential 22

Solutions

Proprietary & Confidential Research Solutions, Inc. 28 RSSS Product Ecosystem: Current Solutions Article Galaxy/References & Curedatis Focus of R&D Use Cases Research & Development Systematic Lit. Review Document Delivery Reference Manager Department / Persona Group Typical Innovation Workflow Doc Del Knowledge Management Current core RSSS users come from R&D, Clinical Research, and Medical Affairs, and we help them find, access and organize scientific journal content.

Proprietary & Confidential Research Solutions, Inc. 29 RSSS Product Ecosystem: By Adding ResoluteAI, We More Completely Address R&D Use Cases As Part of A Workflow Research & Development Systematic Lit. Review Clinical Trial KOL Comp. Landsc. Document Delivery Reference Manager Patents Search Department / Persona Group Typical Innovation Workflow Doc Del Knowledge Management With ResoluteAI, we will increase the number of R&D use cases and data sets we can leverage and thereby more completely address R&D information overload needs.

Proprietary & Confidential Research Solutions, Inc. 30 Product Roadmap Innovation User Journey Search & Discovery (Document) Delivery Knowledge Management Creation Today Resolute.AI Foundation Nebula RSSS Article Galaxy / References Curedatis

Proprietary & Confidential Research Solutions, Inc. 31 Product Roadmap GTM 3-6 Months After Close Foundation Clinical Research Foundation Key Opinion Leader DocDel integrati on Search Article Galaxy / References Post Market Surveillance Curedatis Innovation User Journey Search & Discovery (Document) Delivery Knowledge Management Creation Today Resolute.AI Foundation Nebula RSSS Article Galaxy / References Curedatis

Proprietary & Confidential Research Solutions, Inc. 32 Product Roadmap GTM 6 – 24 Months After Closure “Project Orange” GTM 3-6 Months After Closure Foundation Clinical Research Foundation Key Opinion Leader DocDel integrati on Search Article Galaxy / References Post Market Surveillance Curedatis Innovation User Journey Search & Discovery (Document) Delivery Knowledge Management Creation Today Resolute.AI Foundation Nebula RSSS Article Galaxy / References Curedatis

Proprietary & Confidential Research Solutions, Inc. 33 RSSS Product Ecosystem – Long Term: Competitive Intelligence Research & Development Clinical Research & Operations IP / Patent Management Business Development Medical Affairs Clinical Trial (Drug) Pipeline Document Delivery Reference Manager Comp. Landsc. KOL Financials & News Systematic Lit. Review Clinical Trial KOL Comp. Landsc. Document Delivery Reference Manager Systematic Lit. Review Clinical Trial KOL Comp. Landsc. Document Delivery Reference Manager Freedom to Operate Comp. Landsc. Document Delivery Reference Manager Regulatory Patents Search Patents Search Patents Search Patent Landsc. Systematic Lit. Review Clinical Trial KOL Comp. Landsc. Document Delivery Reference Manager Regulatory Regulatory Regulatory Clinical Trial (Drug) Pipeline Document Delivery Reference Manager Comp. Landsc. KOL Financials & News Patents Search Regulatory Department / Persona Group Typical Innovation Workflow DMUs / Admins Cross Module Data Analytics & Administration Portal Future Workflow Modules with Foundation Current RSSS Products Adding Resolute.ai Modules Completes Workflows for Specific Use Cases Can Be Created for Users from Throughout Innovation Management

Financials

Proprietary & Confidential Research Solutions, Inc. 35 Revenue Profile Platforms • Fastest-growing and recurring • No direct substitute • High retention rates (>105%) • TTM gross margin 88.0% Transactions • Sticky, scalable, repeat revenue • TTM gross margin 24.2% $23.7 $24.8 $26.2 $26.0 $27.2 $26.6 $26.1 $28.0 FY16 FY17 FY18 FY19 FY20 FY21 FY22 TTM 3/31/23 $0.4 $1.0 $1.8 $2.8 $3.9 $5.1 $6.8 $8.3 FY16 FY17 FY18 FY19 FY20 FY21 FY22 TTM 3/31/23 FY2016 Revenue $24.1M FY2017 Revenue $25.8M FY2018 Revenue $28.0M FY2019 Revenue $28.8M FY2020 Revenue $31.1M FY2021 Revenue $31.8M FY2022 Revenue $32.9M TTM Revenue $36.3M

Proprietary & Confidential Research Solutions, Inc. 36 Balance Sheet Supports Growth | © 2022 Research Solutions, Inc. All Rights Reserved $ Millions Mar 31, 2023 Jun 30, 2022 Cash and equivalents 12.1 10.6 Accounts receivable 6.8 5.3 Prepaid expenses/royalties 0.4 0.3 Other assets 1.3 0.9 Total Assets $20.6 $17.0 Accounts payable 7.7 6.6 Deferred revenue 6.5 5.5 Lease liability 0.0 0.0 Total Liabilities $14.2 $12.1 Total Stockholders' Equity $6.4 $4.9 $12.1 million in cash $0 debt Untapped $2.5 million max line of credit with SVB Federal net operating losses (NOLs) of ~$15 million, state NOLs of ~$6 million We are fully funded to execute our organic growth strategy • Greater of Prime + 1%, or 5% • NOLs expire completely in 2040 Select Balance Sheet Items

Proprietary & Confidential Research Solutions, Inc. 37 Key Takeaways Strategic SaaS Transformation Underway: platform interconnects & extracts highly useful scientific, technical & medical content & data Information Logistics Backbone: transaction business provides multi-million dollar information backbone for platform growth Large TAM, Underserved Market:~700,000 SMBs throughout the world, low penetration Highly Leverageable Financial Model: platforms business drives recurring revenue, low churn, ~80%+ gross margin Strong ROI to Users High renewal rate & over 105% net retention $4.1M $4.4M $4.7M $5.0M $5.6M $5.9M $6.3M $6.8M $7.3M $7.9M $8.3M $8.8M $9.1M 374 401 432 461 512 553 590 646 680 733 756 790 815 Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Annual Recurring Revenue Cum ulativ e Deployments $27.0M $27.2M $27.0M $26.7M $26.7M $26.6M $26.2M $26.3M $26.3M $26.1M $26.6M $26.9M $28.0M TTM 3/31/20 TTM 6/30/20 TTM 9/30/20 TTM 12/31/20 TTM 3/31/21 TTM 6/30/21 TTM 9/30/21 TTM 12/31/21 TTM 3/31/22 TTM 6/30/22 TTM 9/30/22 TTM 12/31/22 TTM 03/31/23 TTM Revenue Stable Transaction Business Continues Platform Transition Underway

Proprietary & Confidential Research Solutions, Inc. 38 Key Stats Stock Price (5/11/23) $2.10 52 Week Low-High $1.69-$2.40 Avg. Daily Vol. (3 month) 12,737 Shares Out/Diluted* 29.5M/32.4M Insider Holdings* ~29.3% Enterprise Value $49.8M Market Cap $62.0M Employee Count (including full time contractors) 152 Total 35 USA/106 MX 11 Contractors Total Revenue (ttm as of 3/31/23) $36.3M Net Income (ttm) $(0.2)M Adjusted EBITDA (ttm) $1.1M EV/Revenue 1.4x Cash and Equiv. (mrq) $12.1M Total Assets (mrq as of 3/31/23) $20.6M Total Debt (mrq) – Total Liabilities (mrq) $14.2M Total Equity $6.4M Percentage of Outstanding Shares Peter Derycz & Family 13.3% Mgmt, Directors, Employees* 16.0% Richard Witmer, Jr. 8.8% Bristol Inv. Fund, Ltd. 8.8% Cove Street Capital 9.0% Other ~44.1% Total 100.0% * Includes 2.1 million restricted shares issued pursuant to the Company’s Long-Term Equity Bonus Plan (LTEBP). These shares vest in 20% increments at vesting targets ranging between $3.00 and $6.00 per share. For more information on the LTEBP see our latest Form 10-Q quarterly filing.

Proprietary & Confidential Research Solutions, Inc. 39 Management Team Michiel van der Heijden Chief Product Officer Shane Hunt Chief Revenue Officer Rick Salloum Chief Technology Officer Roy W. Olivier CEO & President William Nurthen Chief Financial Officer Scott Ahlberg Chief Operations Officer Joseph Tracy Vice President of Marketing

Proprietary & Confidential Research Solutions, Inc. 40 www.researchsolutions.com For more information, please visit: Investor Relations Contact Three Part Advisors, LLC / Phone: 214-872-2710 Steven Hooser shooser@threepa.com John Beisler jbeisler@threepa.com Contact Us Research Solutions, Inc. / Email: ir@researchsolutions.com 10624 S. Eastern Ave., Ste. A-614 - Henderson, Nevada 89052 Roy W. Olivier CEO and President Bill Nurthen CFO

Appendix

Proprietary & Confidential Research Solutions, Inc. 42 Capitalization Table * Includes 2.1 million restricted shares issued pursuant to the Company’s Long-Term Equity Bonus Plan (LTEBP). These shares vest in 20% increments at vesting targets ranging between $3.00 and $6.00 per share. For more information on the LTEBP see our latest Form 10-Q quarterly filing. 1 Paul Kessler exercises investment & voting control over the shares held by Bristol Investment Fund, Ltd. and is the brother-in-law of Peter Derycz, Chairman. Security As Of March 31, 2023 Weighted Average Exercise Price Percentage Fully Diluted Common Stock Outstanding* 29,500,764 N/A 91.0% Stock Options 2,925,574 $1.87 9.0% Warrants 0 N/A 0.0% Fully Diluted Shares Outstanding* 32,426,338 100.0% Major Shareholders As Of March 31, 2023 Security Percentage OF COMMON STOCK OUTSTANDING Peter Derycz & Family 3,935,986 Common Stock 13.3% Management, Directors, Employees* 4,708,474 Common Stock 16.0% Richard Witmer, Jr. 2,608,448 Common Stock 8.8% Bristol Investment Fund, Ltd.1 2,582,108 Common Stock 8.8% Cove Street Capital 2,646,564 Common Stock 9.0% Total 16,481,580 55.9%

Proprietary & Confidential Research Solutions, Inc. 43 Research Solutions, Inc. (NASDAQ:RSSS) researchsolutions.com Includes Non -GAAP Financial Data Quarterly Financial Results

Proprietary & Confidential Research Solutions, Inc. 44 Research Solutions, Inc. (NASDAQ:RSSS) researchsolutions.com Includes Non -GAAP Financial Data Quarterly Financial Results

Proprietary & Confidential Research Solutions, Inc. 45 Quarterly Financial Results 1 Annual Recurring Revenue (Non-GAAP Measure) - the value of contracted platform subscription recurring revenue normalized to a one year period. 2 Customers - the sum of the total quantity of customers per month for each month in the period, divided by the respective number of months in the period. The quantity of customers per month is defined as customers with at least one transaction during the month. 3 Adjusted EBITDA (Non-GAAP Measure) - defined as net income (loss), plus interest expense, other income (expense), foreign currency transaction loss, provision for income taxes, depreciation and amortization, stock-based compensation, income and gain on sale of discontinued operations, and other potential adjustments that may arise. Research Solutions, Inc. (NASDAQ:RSSS) researchsolutions.com Includes Non-GAAP Financial Data

Proprietary & Confidential Research Solutions, Inc. 46 Product Summaries Article Galaxy/References: Enables the discovery, access and management of Scientific content published by all the most important scientific publishers Article Galaxy Scholar: does this as well but to address specific needs of Academic Libraries Foundation: links together key datasets relevant to all stages of Innovation via a proprietary Knowledge Graph leveraging expertise in metadata creation and application of key taxonomies. Use cases cover Competitive & Business Intelligence, R&D, Clinical Research, Medical Affairs (eg: KOLs), Post Market Surveillance and IP Management (Patents) Nebula: Leverages the Foundation technology and applies it to customer internal datasets, allowing for the management of both internal and external datasets and knowledge Text & Data Mining: A common request form customers is an easy and copyright compliant way to source content from all scientific publishers for TDM projects. We are currently working with publishers to create a new solution which meets both customer and publisher needs API's: All these products are available for integration in customer internal tools via API calls

Proprietary & Confidential Research Solutions, Inc. 47 Stock Symbol RSSS